T. Rowe Price Investment Kit

Inflation Protected Bond Fund

This bond fund offers you:

> Current income potential

> An opportunity to diversify your portfolio with a fund that invests in inflation- protected securities

> A low-cost approach to investing in bonds

Everything you need to invest is enclosed...



Inflation Protected Bond Fund
--------------------------------------------------------------------------------

T. Rowe Price Inflation Protected Bond Fund

Fund Overview

Goal and general investment strategy

The Inflation Protected Bond Fund seeks to provide investors with inflation protection and regular income by investing primarily in inflation-protected debt securities. The fund's weighted average maturity is expected to be between five and 15 years. Inflation-protected bonds include an inflation adjustment that's applied to the bonds' principal so that as inflation rises, so do the bonds' principal value and interest payments.

The fund's emphasis will be on U.S. Treasury securities. When the fund invests in non-U.S. Treasury securities, they will be rated "A" or better by at least one rating agency, or, if unrated, by T. Rowe Price. The fund is most appropriate for investors who seek current income with some protection from the effects of inflation. Investors should be willing to accept a greater level of risk than what's found in shorter-term funds. The fund is appropriate for IRA and non-IRA accounts.

What are Treasury inflation-protected securities?

Treasury inflation-protected securities are bonds whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied to the bonds' principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the bonds' principal value and the interest payments increase. This can provide investors with a hedge against inflation by helping to preserve the value of their investment.

Example:
The U.S. Treasury issues a 10-year inflation-protected bond with a par value of $10,000 and guarantees a real (inflation-adjusted) yield of 3% per year. If the inflation rate is 5% in the first year, the face value of the bond will rise to $10,500 and the coupon payment will be $315, or 3% of $10,500. Please note that this example assumes a single annual coupon payment, whereas bond interest is typically paid semiannually.

Benefits of investing in the fund

Protection from inflation

The fund offers investors an opportunity to earn an attractive level of income, and possibly some capital appreciation. In addition, inflation-protected bonds provide some protection from the effects of inflation by helping to preserve the value of the investor's principal and income.

High credit quality

Because most of the fund's investments are in U.S. Treasuries that are backed by the full faith and credit of the U.S. government, they have minimal default or credit risk.

Low expenses

The fund is 100% no load, so more of your money can go to work right away.

Why is inflation protection important?

Over time, inflation can eat away at the value of your savings and greatly decrease your purchasing power. The graph below shows the effect that 3% annual inflation would have on the purchasing power of $10,000 over the course of 10 years. After 10 years, the inflation-adjusted value of $10,000 is just $7,374.

Lipper
10000
9700
9409
9127
8853
8587
8330
8080
7837
7602
7374

Risks of investing in the fund

Because most of the fund's investments are backed by the full faith and credit of the U.S. government, they have minimal default or credit risk. However, the market value of the fund's shares is neither insured nor guaranteed by the U.S. government. The fund is subject to interest rate risk. If inflation is negative (deflation), the principal and coupon payment of the bonds in its portfolio will be adjusted lower. The fund may be appropriate for investors who are willing to accept some risk of price fluctuation but want to avoid the higher risk of long-term bonds (maturities of 10 years or longer). Please note that along with more volatility, long-term bonds offer greater return potential.

How the fund seeks to reduce risk

The portfolio manager will adjust the fund's average maturity and duration to cushion the negative effects of rising interest rates. The fund's current yield

The fund's yield will be available after its first quarter of operation.

How the fund has performed

Because the Inflation Protected Bond Fund commenced operations in the fourth quarter of 2002, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar quarter.

How the index has performed

To give you an idea how other intermediate government funds have performed over the 10-year period ended 9/30/02, we've used the Lipper Intermediate U.S. Treasury Funds Average as a benchmark. As the chart on page 4 shows, an investment of $10,000 in the Lipper Intermediate U.S. Treasury Funds Average 10 years ago would have grown to $19,278 by 9/30/02, with all distributions reinvested. Of course, these results reflect past performance, which cannot guarantee future results.

How $10,000 Would Have Grown Over 10 Years

                      Lipper                Lipper Area
9/30/1992             10000                 10000
9/30/1993             10898                 10898
9/30/1994             10533.3               10533.3
9/30/1995             11708                 11708
9/30/1996             12201.6               12201.6
9/30/1997             13072.4               13072.4
9/30/1998             14657.3               14657.3
9/30/1999             14372.1               14372.1
9/30/2000             15352                 15352
9/30/2001             17452.4               17452.4
9/30/2002             19278.7               19278.7

This chart is for illustrative purposes only and does not represent the performance of any T. Rowe Price fund.

Major characteristics

The fund's major characteristics, including weighted average maturity, weighted average effective duration, and weighted average quality will be available on 12/31/02 after the fund has been in operation.



Fund Profile

T. Rowe Price

Inflation Protected
Bond Fund

A bond fund seeking to provide inflation protection and income by investing primarily in inflation-protected debt securities.

This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-541-7885 or by visiting our Web site at troweprice.com.

1. What is the fund's objective?

     The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

2. What is the fund's principal investment strategy?

     The fund will invest at least 80% of its net assets in inflation-protected bonds. The emphasis will be on bonds issued by the U.S. Treasury (e.g., Treasury inflation-protected securities, or TIPS), but similar bonds issued by U.S. government agencies and corporations may also be purchased. Up to 20% of the fund's inflation-protected bonds may be issued by foreign governments or corporations and linked to a non-U.S. inflation rate. The fund may invest up to 20% of its net assets in fixed-income securities that are not indexed to inflation. All of the fund's non-U.S. Treasury securities will be rated "A" or better by at least one rating agency, or, if unrated, by T. Rowe Price. Although the fund may invest in bonds of varying maturities, the fund's dollar weighted average maturity is expected to be between five and 15 years.

     The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

     In selecting securities, the portfolio managers may consider implied inflation rates (the difference in yield between conventional fixed-rate treasury bonds and TIPS of comparable maturity). For instance, if the implied inflation rate appears high relative to actual or anticipated inflation, the managers may sell TIPS in favor of conventional fixed-rate Treasuries. The managers may also purchase and sell TIPS and other securities to change the duration of the fund (a measure of its interest rate sensitivity) depending on their outlook for both inflation and economic growth.

3. What are Treasury inflation-protected securities?

     TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation-a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

     Example. The U.S. Treasury issues a 10-year inflation-protected bond that has a par value of $10,000 and guarantees a real (inflation-adjusted) yield of 3% per year. If the inflation rate is 5% in the first year, the face value of the bond will rise to $10,500 and the coupon payment will be $315, or 3% of $10,500. (This example assumes a single annual coupon payment, whereas bond interest is typically paid semiannually.) If inflation is negative, the principal and coupon payment will be adjusted lower.

     Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-541-7885.

4. What are the main risks of investing in the fund?

     o Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Interest rates and prices of bonds move in opposite directions.) Long-term bonds are more sensitive to interest rate changes than short-term bonds, so prices of longer-term securities are likely to be more volatile. Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) However, because most of the fund's holdings are adjusted for inflation, the fund should have less interest rate risk than conventional bond funds with similar average maturity.

     o Deflation risk This is the possibility that prices throughout the economy decline over time-the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

     o Credit risk This is the chance that any of the fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

     Securities issued by the U.S. government have virtually no credit risk. However, securities issued by U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Securities issued by foreign governments have some credit risk, particularly if such governments are unstable or have unfavorable financial situations or difficulty raising capital. Securities issued by corporations are susceptible to adverse economic and business conditions.

     o Foreign investing risk To the extent the fund holds foreign securities, it will be subject to special risks whether they are denominated in U.S. dollars or foreign currencies. Any investments in non-U.S.-linked inflation-protected bonds run the risk of not being effective in protecting against U.S. inflation. Risks of foreign investments also include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

     o Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

     As with any mutual fund, there can be no guarantee the fund will achieve its objective.

     > The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5. How can I tell if the fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund is designed for income-seeking investors who want their income and principal investment to keep pace with inflation over time and who are able to accept the risk of moderate price declines. If you are investing for maximum principal safety and liquidity, you should consider a money market fund.

     The fund can be used in both regular and tax-deferred accounts, such as IRAs.

     > The fund should not represent your complete investment program or be used for short-term trading purposes.

6. How has the fund performed in the past?

     Because the fund commenced operations in 2002, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.

7. What fees or expenses will I pay?

     The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

Fees and Expenses of the Fund*

                                            Annual fund operating expenses
                                   (expenses that are deducted from fund assets)
Management fee                                       0.37%
Other expenses                                       0.71%a
Total annual fund operating expenses                 1.08%
Fee waiver/reimbursement                             0.58%b
Net expenses                                         0.50%b

     * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

     a    Other expenses are estimated.

     b    To limit the fund's expenses during its initial period of operations,
          T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through September 30, 2004, which would cause the fund's ratio of expenses to average net assets to exceed 0.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.50%; however, no reimbursement will be made after September 30, 2006, or if it would result in the expense ratio exceeding 0.50%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

     Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

         1 year                             3 years
         $51                                $170

8. Who manages the fund?

     The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     Daniel O. Shackelford manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He has been managing investments at T. Rowe Price since 1999. Prior to that time, he had been managing fixed-income portfolios for Investment Counselors of Maryland where he had been since 1993.

     To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information.

9. How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

10. How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

11. When will I receive income and capital gain distributions?

     The fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

12. What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange; and

     o    brokerage services, including cash management features.



                                                  INVESTING WITH T. ROWE PRICE
--------------------------------------------------------------------------------

Advantages of Investing With T. Rowe Price

"Put the customer's needs first."
 - Thomas Rowe Price, Jr., 1937

This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price serves a broad client base, managing more than $131 billion for more than eight million investor accounts.

To uncover the most promising investment opportunities-both at home and abroad-we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore that offers on-site expertise to our shareholders. Further, we offer a combination of benefits that few companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs and provide the flexibility you want to build your investment portfolio, we offer:

o more than 80 stock, bond, and money market funds;

o a full range of domestic and international funds;

o tax-deferred retirement options, including IRAs, Keoghs, SIMPLE and SEP plans, 401(k) and 403(b) plans, and variable annuities;

o regular and IRA CDs offered through the T. Rowe Price Savings Bank;*

o tax-advantaged options for saving for college, including 529 plans and Education Savings Accounts;

o brokerage** services that provide access to over 3,000 no-load funds from other fund families and let you trade individual securities via the Internet or automated phone; and

o advisory services that provide helpful investment guidance.***

----------
* T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested. **Brokerage services offered by T. Rowe Price Investment Services, Inc., member NASD/SIPC. *** Services offered by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

Inflation Protected Bond Rund
--------------------------------------------------------------------------------

Savings. All T. Rowe Price funds are 100% no load-there are no sales charges or purchase fees.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

o A combined statement summarizing all brokerage accounts, T. Rowe Price and non-T. Rowe Price funds, and variable annuities;

o Timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering account information and fund prices, interactive tools and calculators, and mutual fund prospectuses and reports at troweprice.com/mutualfunds;

o Tele*Access(registered trademark) offering account information 24 hours a day;

o Investor Centers located throughout the country;

o Knowledgeable customer service representatives available to assist you;

o Easy purchase, exchange, and redemption of funds via phone and computer;* and

o Self-help guides for investment needs, ranging from retirement to college planning.

Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could invent new ways to do business today and dictate how we do it in the future.

--------------------------------------------------------------------------------
To open your account:

1. Please read the fund overview and the fund profile that provides additional details including fees, expenses, and risks.

2. Complete and return the enclosed New Account Form and return it in the postage-paid envelope, along with your check. Or, if you prefer, you can open an account online. The initial minimum investment is $2,500 ($1,000 for IRAs).

You can choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation. For information about value investing, request our free Insights report, Value Investing.

To receive an IRA application or have any questions answered, call us at 1-800-541-7885. You can also access reports and applications through our Web site at troweprice.com/ipb.
----------
* Redemption fees may apply. Please see the prospectus for more information.


T. Rowe Price Family of Funds

Offering investment options from conservative to aggressive.

Share Price           Return
Stability             Potential


Stability

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Prime Reserve
Summit Cash Reserves1
Summit Municipal Money Market1
Tax-Exempt Money
U.S. Treasury Money

Income

Lower Risk/Return Income
Maryland Short-Term Tax-Free Bond
Short-Term Bond
Tax-Free Short-Intermediate

Moderate Risk/Return Income
Florida Intermediate
Tax-Free
GNMA
Inflation Protected Bond
New Income
Spectrum Income
Summit GNMA1
Summit Municipal Intermediate1
Tax-Free Intermediate Bond
U.S. Bond Index
U.S. Treasury Intermediate

Higher Risk/Return Income
CA, GA, MD, NJ, NY, and VA Bond Funds
Corporate Income
Emerging Markets Bond
High Yield
International Bond
Retirement Income
Summit Municipal Income1
Tax-Free High Yield
Tax-Free Income
U.S. Treasury Long-Term

Growth

Lower Risk/Return Growth
Balanced
Capital Appreciation
Equity Income
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Real Estate
Retirement 2010
Retirement 2020
Tax-Efficient Balanced
Value

Moderate Risk/Return Growth
Blue Chip Growth
Capital Opportunity
Dividend Growth
Equity Index 500
Global Stock
Growth & Income
Growth Stock
International Equity Index
International Growth & Income
International Stock
Mid-Cap Value
New Era
Retirement 2030
Retirement 2040
Spectrum Growth
Spectrum International
Tax-Efficient Growth
Total Equity Market Index

Higher Risk/Return Growth
European Stock
Extended Equity Market
Index
Financial Services
Health Sciences
Mid-Cap Growth
New America Growth
Small-Cap Stock
Small-Cap Value2
Tax-Efficient Multi-Cap Growth

Highest Risk/Return Growth
Developing Technologies
Diversified Small-Cap
Growth
Emerging Europe & Mediterranean
Emerging Markets Stock
Global Technology
International Discovery2
Japan
Latin America
Media & Telecommunications
New Asia
New Horizons
Science & Technology

To request a prospectus for any of the above funds, please call 1-800-541-7885. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

1$25,000 minimum. 2Closed to new investors.

T. Rowe Price Investment Kit

Inflation Protected Bond Fund

To open an account
Investor Services
1-800-541-7885

For fund information
and account transactions
on the Internet
troweprice.com/ipb

T. Rowe Price Invest With Confidence (regsitered trademark) T. Rowe Price 100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

M:05280-33  9/02
27535